RiverPark Funds Trust

RiverPark Short Term High Yield Fund

Institutional Class (RPHIX)

Retail Class (RPHYX)

Supplement dated January 14, 2020 to the Summary Prospectus, Prospectus and Statement of Additional Information (the “Disclosure Documents”) dated January 28, 2019.

This supplement provides new and additional information beyond that contained in the Disclosure Documents and should be read in conjunction with the Disclosure Documents.

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Effective as of the close of business on January 15, 2020 (the “Re-Opening Date”), the RiverPark Short Term High Yield Fund (the “Fund”) will be publicly available for sale without limitation.

The Fund may from time to time, in its sole discretion, limit the types of investors permitted to open new accounts, limit new purchases or otherwise modify the above policy at any time on a case-by-case basis.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.